SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 16, 2011

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Blvd., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Item 7.01          Regulation FD Disclosure.

On March 16, 2011, Maston N. Cunningham, President and Chief Executive Officer of Tri-Valley Corporation (the “Company”), presented at the Roth Capital Partners OC Growth Stock Conference. The slides accompanying Mr. Cunningham’s presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K.  An archived webcast of the presentation is available at the Company’s website at www.tri-valleycorp.com under the “Investor Center” tab.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
99.1	Tri-Valley Corporation — March 2011 Investor Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2011	TRI-VALLEY CORPORATION /s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer